Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Sabey Data Center Properties LLC

12201 Tukwila International Blvd, Fourth Floor

Seattle, Washington 98168

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of tenant leases in connection with the proposed offering of Sabey Data Center Issuer LLC, Secured Data Center Revenue Term Notes, Series 2023-1, Class A-2. Sabey Data Center Properties LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File. Additionally, Guggenheim Securities, LLC (“Guggenheim” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Wholesale Lease Statistical Data File and communicated differences prior to being provided the final Wholesale Lease Statistical Data File which was subjected to the procedures described below.

Agreed-Upon Procedures

On February 9, 2023, representatives of Guggenheim, on behalf of the Company, provided us with a computer-generated tenant lease data file (the “Full Service Lease Statistical Data File”) and related record layout containing data, as represented to us by Guggenheim, on behalf of the Company, as of the close of business March 1, 2023, with respect to 65 Full Service Lease data center leases. At the Company’s instruction, we randomly selected 15 full service data center leases (the “Sample Full Service Leases”) from the Full Service Lease Statistical Data File.

Further, on March 21, 2023, representatives of Guggenheim, on behalf of the Company, provided us with a computer-generated tenant lease data file (the “Wholesale Lease Statistical Data File”) and related record layout containing data, as represented to us by Guggenheim, on behalf of the Company, as of the close of business March 1, 2023, with respect to (i) 96 data center leases and 4 non-data center leases (collectively, the “Securitized Leases”) and (ii) 10 data center leases (the “Non-Securitized Leases” and, together with the Securitized Leases and Sample Full Service Leases, the “Selected Leases”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Selected Leases (except for the Selected Leases indicated in the attached Appendix A), as applicable, relating to the tenant lease characteristics (the “Characteristics”) set forth on the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File, as applicable, and indicated below.

Characteristics

1.   Tenant ID (for informational purposes only)

2.   Tenant name*

3.   Region*

4.   Critical load power (CLP)/kw leased*

5.   Square feet leased**

6.   Current Rent per kw per month

7.   Base rent amount

8.   Additional base rent amount (if applicable)*

9.   Lease expiration date

10. Total number of payments*

11. Lease payment frequency*

12. Next escalation date (month and day only)*

13. Escalator frequency*

14. Escalator rate*

15. Renewal options remaining

16. Length of renewal options*

17. Ultimate parent of customer/corporate guarantor*

18. Lease start date*

19. Lessee guarantor credit rating

*For Non-Securitized Leases and Sample Full Service Leases only

** For Non-Securitized Leases identified as “Powered Shell Leases” or “Non-Data Center” on the Statistical Data File only.

We compared Characteristics 2. through 16. to the corresponding information set forth on or derived from the lease agreement or any amendments thereto (collectively, the “Lease Agreement”).

We compared Characteristic 17. to the corresponding information set forth on or derived from the Lease Agreement or “Guaranty of Lease.”

We compared Characteristic 18. to the corresponding information set forth on or derived from the Lease Agreement or the “Commencement Letter.”

At the instruction of Guggenheim, on behalf of the Company, we accessed the “Standard & Poor’s Financial Services LLC Website” (https://www.standardandpoors.com) on February 15, 2023. Using the ultimate parent of the customer/corporate guarantor (as set forth on Lease Agreement or Guaranty of Lease), we compared Characteristic 19. to the corresponding information set forth on or derived from Standard & Poor’s Financial Services LLC Website.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 9., 12. and 18., differences of 30 days or less are deemed to be in agreement.

In addition to the procedures described above, we performed the following procedures:

•

for the Selected Leases indicated in Appendix B, we compared the ramp schedule set forth on the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning March 1, 2023 through the related lease expiration date (as determined above), and found it to be in agreement; and

•	for the Selected Leases indicated in Appendix C, we compared the rent schedule, contracted base rent schedule and contracted next 12 months rent schedule each as set forth on the

Member of Deloitte Touche Tohmatsu Limited

Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning March 1, 2023 through the related lease expiration date (as determined above), and found it to be in agreement;

•

for the Selected Leases indicated in Appendix D, we compared the office rent ramp schedule as set forth on the Wholesale Lease Statistical Data File to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning March 1, 2023 through the related lease expiration date (as determined above), and found it to be in agreement.

The tenant lease documents described above, including any information obtained from the Standard & Poor’s Financial Services LLC Website, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Selected Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, were found to be in agreement with the above-mentioned Lease Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the tenant leases underlying the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 3, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 3, 2023.

In applying our agreed-upon procedures as outlined above, we did not perform procedures for the following Selected Leases:

Selected Lease Tenant ID
196
199
207
218
220

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 3, 2023.

In applying our agreed-upon procedures as outlined above, we compared the ramp schedule, as set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement for the following Selected Leases:

Selected Lease Tenant ID
1	45	149
2	46	152
3	48	153
4	49	154
7	51	155
8	53	157
11	54	158
13	77	160
15	86	162
16	87	168
17	99	169
18	100	170
20	105	173
21	106	174
22	111	175
24	112	178
25	120	179
26	122	180
27	123	181
30	124	183
33	127	187
36	133	188
37	137	199
38	138	224
39	139	225
40	140	227
42	145	228
43	146	230
44	148	233

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 3, 2023.

In applying our agreed-upon procedures as outlined above, we compared the rent schedule, contracted base rent schedule and contracted next 12 months rent schedule, each as set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement for the following Selected Leases:

Selected Lease Tenant ID
1	51	140
2	53	145
3	54	146
4	56	148
7	57	149
8	58	152
11	59	153
13	61	154
15	62	155
16	63	157
17	64	158
18	67	160
20	68	162
21	69	168
22	70	169
24	71	170
25	77	173
26	86	174
27	87	175
29	99	178
30	100	179
31	105	180
33	106	181
36	111	183
37	112	187
38	120	188
39	122	199
40	123	224
42	124	225
43	127	227
44	131	228
45	133	229
46	137	230
48	138	233
49	139

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 3, 2023.

In applying our agreed-upon procedures as outlined above, we compared the office rent ramp schedule as set forth on the Wholesale Lease Statistical Data File to the corresponding information set forth on or derived from the Lease Agreement for the following Selected Leases:

Selected Lease Tenant ID
1
3
18
25
38
86
168
187
227

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.